                                                                    EXHIBIT 99.2

                                  THE COMPANY

     UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AT JUNE 30, 1996
                                 (IN THOUSANDS)

                                                                                     PRO FORMA
                                         PRO FORMA                                ADJUSTMENTS FOR
                                      ADJUSTMENTS FOR  PRO FORMA                    THE PENDING
                                         THE OTHER    ADJUSTMENTS     COMPANY PRO  TRANSACTIONS      COMPANY
                           COMPANY       COMPLETED      FOR THE        FORMA AS    AND FINANCING    PRO FORMA
                          HISTORICAL   TRANSACTIONS    OFFERING        ADJUSTED     TRANSACTION      COMBINED
                          ----------  --------------- -----------     ----------- ---------------   ----------
ASSETS:
Current assets..........  $  77,148       $   --       $     --        $  77,148     $    --        $   77,148
Assets held for sale....     32,000       (32,000)(3)        --              --           --               --
Property and equipment,
 net....................     46,293           584 (2)        --           46,877       10,877 (15)      57,754
Intangible assets, net..    779,237        43,416 (2)        --          822,653      594,123 (15)   1,416,776
Other assets............     21,866        (5,000)(2)        --           16,866       (9,500)(15)       7,366
                          ---------       -------      ---------       ---------     --------       ----------
    Total assets........  $ 956,544       $ 7,000      $     --        $ 963,544     $595,500       $1,559,044
                          =========       =======      =========       =========     ========       ==========
LIABILITIES AND
 STOCKHOLDERS' EQUITY:
Liabilities
Current portion of long-
 term debt..............  $  29,250       $   --       $     --        $  29,250     $    --        $   29,250
Other current
 liabilities............     28,107           --             --           28,107          --            28,107
                          ---------       -------      ---------       ---------     --------       ----------
    Total current
     liabilities........     57,357           --             --           57,357          --            57,357
Long-term debt,
 excluding current
 portion................    524,750        39,000 (2)   (243,200)(12)    288,550      595,500 (15)     884,050
                                          (32,000)(3)
Other liabilities.......      1,497           --             --            1,497          --             1,497
Deferred Income Taxes...     86,746           --             --           86,746          --            86,746
                          ---------       -------      ---------       ---------     --------       ----------
    Total liabilities...    670,350         7,000       (243,200)        434,150      595,500        1,029,650
                          ---------       -------      ---------       ---------     --------       ----------
STOCKHOLDERS' EQUITY:
Convertible Preferred
 stock..................     80,500           --             --           80,500          --            80,500
Common stock............        280           --              80 (12)        360          --               360
Additional paid-in
 capital................    317,823           --         243,120 (12)    560,943          --           560,943
Accumulated deficit.....   (112,409)          --             --         (112,409)         --          (112,409)
                          ---------       -------      ---------       ---------     --------       ----------
    Total stockholders'
     equity.............    286,194           --         243,200         529,394          --           529,394
                          ---------       -------      ---------       ---------     --------       ----------
Total liabilities and
 stockholders' equity...  $ 956,544       $ 7,000      $     --        $ 963,544     $595,500       $1,559,044
                          =========       =======      =========       =========     ========       ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                                  THE COMPANY

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            PRO FORMA
                                           ADJUSTMENTS                                                  PRO FORMA
                                         FOR THE PYRAMID                                               ADJUSTMENTS
                                           ACQUISITION     PRO FORMA                      PENDING    FOR THE PENDING
                               PYRAMID    AND THE OTHER   ADJUSTMENTS    COMPANY PRO   TRANSACTIONS   TRANSACTIONS      COMPANY
                    COMPANY   HISTORICAL    COMPLETED       FOR THE       FORMA AS      HISTORICAL    AND FINANCING    PRO FORMA
                   HISTORICAL  1/1-1/17   TRANSACTIONS     OFFERING       ADJUSTED     1/1-6/30 (16)   TRANSACTION     COMBINED
                   ---------- ---------- ---------------  -----------    ----------- --------------- ---------------   ---------
CONSOLIDATED
STATEMENT OF
OPERATIONS DATA:
Gross revenues...   $144,614    $2,301        $2,151 (4)    $  --         $149,066       $38,329        $    --        $ 187,395
 Less: agency
 commissions.....    (18,252)     (230)         (349)(4)                   (18,831)       (4,802)            --          (23,633)
                    --------    ------       -------        ------        --------       -------        --------       ---------
Net revenues.....    126,362     2,071         1,802           --          130,235        33,527             --          163,762
Station operating
expenses
excluding
depreciation and
amortization.....     80,313     1,692         1,681 (4)       --           83,686        19,990             --          103,676
Depreciation and
amortization.....     44,012       519           749 (4)       --           47,732           864          22,904 (17)     71,500
                                               2,452 (5)
Corporate general
and
administrative
expenses.........      3,198       123           256 (4)       --            3,220         2,787          (2,787)(18)      3,220
                                                (357)(6)
                    --------    ------       -------        ------        --------       -------        --------       ---------
Operating income
(loss)...........     (1,161)     (263)       (2,979)          --           (4,403)        9,886         (20,117)        (14,634)
Interest expense.     19,027       343         1,094 (4)    (8,816)(13)     11,659         3,250          18,681 (19)     34,387
                                                  11 (8)                                                     797 (20)
Other (income)
expense, net.....         12        (5)          (97)(4)       --              (90)           42             --              (48)
                    --------    ------       -------        ------        --------       -------        --------       ---------
Income (loss)
before income
taxes............    (20,200)     (601)       (3,987)        8,816         (15,972)        6,594         (39,595)        (48,973)
Income tax
expense
(benefit)........     (3,705)      --         (2,988)(10)    2,380 (10)     (4,313)         (368)         (8,542)(10)    (13,223)
                    --------    ------       -------        ------        --------       -------        --------       ---------
Net income
(loss)...........    (16,495)     (601)         (999)        6,436         (11,659)        6,962         (31,053)        (35,750)
Preferred stock
dividends........      2,415       --            --            --            2,415           --              --            2,415
                    --------    ------       -------        ------        --------       -------        --------       ---------
Income (loss)
attributable to
common
stockholders.....   $(18,910)   $ (601)      $  (999)       $6,436        $(14,074)      $ 6,962        $(31,053)      $ (38,165)
                    ========    ======       =======        ======        ========       =======        ========       =========
Loss per
common share
before
extraordinary
item (14)........   $  (0.67)      --            --            --         $  (0.39)          --              --        $   (1.06)
                    ========                                              ========                                     =========
Weighted average
common shares
outstanding (14).     28,070       --            --          8,000          36,070           --              --           36,070
OTHER FINANCIAL
DATA:
Broadcast cash
flow.............   $ 46,049    $  379       $   121        $  --         $ 46,549       $13,537        $    --        $  60,086

  See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements

                                  THE COMPANY

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      PRO FORMA
                                                     ADJUSTMENTS
                                                    FOR THE 1995
                                                    OFFERING, THE                                                 PRO FORMA
                                                         BPI                                                      ADJUSTMENT
                                                    ACQUISITION,                                                   FOR THE
                                                     THE PYRAMID                                                   PENDING
                                                     ACQUISITION                                      PENDING    TRANSACTIONS
                                 BPI      PYRAMID   AND THE OTHER       PRO FORMA        COMPANY   TRANSACTIONS      AND
                    COMPANY   HISTORICAL HISTORICAL   COMPLETED        ADJUSTMENTS      PRO FORMA   HISTORICAL    FINANCING
                   HISTORICAL  1/1-5/12  1/1-12/31  TRANSACTIONS     FOR THE OFFERING  AS ADJUSTED 1/1-12/31(16) TRANSACTION
                   ---------- ---------- ---------- -------------    ----------------  ----------- ------------- ------------
CONSOLIDATED
STATEMENT OF
OPERATIONS DATA:
Gross revenues..    $186,365   $21,689    $ 75,858    $    113 (4)       $    --        $284,025      $88,291      $    --
Less agency
commissions.....     (23,434)   (2,630)     (9,135)       (284)(4)            --         (35,483)     (11,235)          --
                    --------   -------    --------    --------           --------       --------      -------      --------
Net revenues....     162,931    19,059      66,723        (171)               --         248,542       77,056           --
Station
operating
expenses
excluding
depreciation and
amortization....      97,674    14,078      41,261          60 (4)            --         153,073       48,826           --
Depreciation and
amortization....      47,005     3,087      11,038         510 (4)            --          94,848        4,425        45,861 (17)
                                                        33,208 (5)
Corporate
general and
administrative
expenses........       4,475     1,465       4,890         549 (4)            --           5,175        4,968        (4,968)(18)
                                                        (6,204)(6)
Merger and
equity plan
expenses........         --        --       10,932     (10,932)(7)            --             --           --            --
                    --------   -------    --------    --------           --------       --------      -------      --------
Operating income
(loss)..........      13,777       429      (1,398)    (17,362)               --          (4,554)      18,837       (40,893)
Interest
expense.........      19,199     2,724       9,289       2,368 (4)        (18,240)(13)    25,103        7,743        37,632 (19)
                                                         9,763 (8)                                                    2,475 (20)
Other (income)
expense, net....         236       --          930      (1,370)(9)            --            (204)        (165)          --
                    --------   -------    --------    --------           --------       --------      -------      --------
Income (loss)
before income
taxes...........      (5,658)   (2,295)    (11,617)    (28,123)            18,240        (29,453)      11,259       (81,000)
Income tax
expense
(benefit).......         192       --          --      (13,069)(10)         4,925 (10)    (7,952)         158       (18,988)(10)
                    --------   -------    --------    --------           --------       --------      -------      --------
Net income
(loss)..........      (5,850)   (2,295)    (11,617)    (15,054)            13,315        (21,501)      11,101       (62,012)
Preferred stock
dividends.......       4,830       --        7,169      (7,169)(11)           --           4,830          --            --
                    --------   -------    --------    --------           --------       --------      -------      --------
Income (loss)
attributable to
common
stockholders....    $(10,680)  $(2,295)   $(18,786)   $ (7,885)          $ 13,315       $(26,331)     $11,101      $(62,012)
                    ========   =======    ========    ========           ========       ========      =======      ========
Loss per common
share before
extraordinary
item(14)........    $  (0.52)      --          --          --                 --        $  (0.73)         --            --
                    ========                                                            ========
Weighted average
common shares
outstanding (14).     20,721       --          --        7,313 (14)         8,000         36,034          --            --
OTHER FINANCIAL
DATA:
Broadcast cash
flow............    $ 65,257   $ 4,981    $ 25,462    $   (231)          $    --        $ 95,469      $28,230      $    --
                   COMPANY PRO
                      FORMA
                    COMBINED
                   -----------
CONSOLIDATED
STATEMENT OF
OPERATIONS DATA:
Gross revenues..    $372,316
Less agency
commissions.....     (46,718)
                   -----------
Net revenues....     325,598
Station
operating
expenses
excluding
depreciation and
amortization....     201,899
Depreciation and
amortization....     145,134
Corporate
general and
administrative
expenses........       5,175
Merger and
equity plan
expenses........         --
                   -----------
Operating income
(loss)..........     (26,610)
Interest
expense.........      72,953
Other (income)
expense, net....        (369)
                   -----------
Income (loss)
before income
taxes...........     (99,194)
Income tax
expense
(benefit).......     (26,782)
                   -----------
Net income
(loss)..........     (72,412)
Preferred stock
dividends.......       4,830
                   -----------
Income (loss)
attributable to
common
stockholders....    $(77,242)
                   ===========
Loss per common
share before
extraordinary
item(14)........    $  (2.14)
                   ===========
Weighted average
common shares
outstanding (14).     36,034
OTHER FINANCIAL
DATA:
Broadcast cash
flow............    $123,699

  See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                   (TABLES IN THOUSANDS, EXCEPT SHARE DATA)

  (1) BASIS OF PRESENTATION. The purchase method of accounting has been used in the preparation of the unaudited pro forma condensed combined financial statements. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the unaudited pro forma condensed combined financial statements, the purchase prices of Pyramid, KYLD-FM and the stations to be acquired in the Pending Transactions have been allocated to the fair value of net assets acquired by Company management based primarily on information furnished by management of Pyramid, the seller of KYLD-FM and the sellers of the stations to be acquired in the Pending Transactions, respectively. The final allocation of the respective purchase price of the Pyramid Acquisition, the KYLD-FM Acquisition and the stations to be acquired in the Pending Transactions will not be determined until a reasonable time after consummation of such transactions and will be based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation.

  The Company acquired WKLB-FM in May of 1996, and the preliminary allocation of the assets acquired and liabilities assumed are reflected in the Company's June 30, 1996 historical balance sheet. The Company has agreed to exchange WKLB-FM for Washington D.C. station WGAY-FM in one of the Pending Transactions. The final allocation of the assets and liabilities assumed in such exchange will not be determined until a reasonable period of time after consummation of the exchange, and will be based on a complete evaluation of the assets acquired and liabilities assumed.

  Data on station operating income excluding depreciation and amortization and corporate general and administrative expense (commonly referred to as broadcast cash flow), although not calculated in accordance with generally accepted accounting principles, is widely used in the broadcast industry as a measure of a company's operating performance. Nevertheless, this measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measures for determining operating performance or liquidity that is calculated in accordance with generally accepted accounting principles. Broadcast cash flow does not take into account the Company's debt service requirements and other commitments and, accordingly, broadcast cash flow is not necessarily indicative of amounts that may be available for dividends, reinvestment in the Company's business or other discretionary uses.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE OTHER COMPLETED TRANSACTIONS

  (2) Reflects the aggregate purchase price of KYLD-FM as follows:

                    PROPERTY AND
                     EQUIPMENT,  INTANGIBLE ASSETS,   DECREASE IN   INCREASE IN LONG-
   PURCHASE PRICE      NET(a)          NET(b)       OTHER ASSETS(c)     TERM DEBT
   --------------   ------------ ------------------ --------------- -----------------
      $44,000           $584          $43,416           $5,000           $39,000

- --------
(a) The Company has assumed that historical balances of net property and equipment approximate fair value for the preliminary allocation of the purchase price. The Company did not assume the working capital accounts of the acquired station.
(b) The Company, on a preliminary basis, has allocated the $43,416 of intangible assets to broadcast licenses, noncompetition agreements and other identifiable intangible assets. This preliminary allocation and the estimated average eleven-year life used for pro forma amortization expense are based on historical information from prior acquisitions. The Company expects to definitively allocate the purchase price within a reasonable time after consummation of the KYLD-FM Acquisition when a complete evaluation of the assets and liabilities of KYLD-FM can be performed.
(c) Represents funds placed in escrow which were used to fund a portion of the purchase price.

  (3) Reflects the sales proceeds from the disposition of Buffalo radio stations WHTT-FM and WHTT-AM for $19,500 and WSJZ-FM for $12,500. These radio stations are accounted for as assets held for sale as of June 30, 1996. The net proceeds of $32,000 are used to reduce outstanding borrowings under the Senior Credit Facility. No gain or loss was recognized by the Company as a result of these dispositions.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE 1995 OFFERING, THE BPI ACQUISITION, THE PYRAMID ACQUISITION AND THE OTHER COMPLETED TRANSACTIONS

  (4) Reflects the results of operations for San Francisco radio station KYLD-FM for the twelve months ended December 31, 1995 and the period from January 1, 1996 to April 30, 1996 and eliminates the results of operations of Buffalo radio stations WHTT-FM, WHTT-AM and WSJZ-FM contained in the Pyramid historical results for the twelve months ended December 31, 1995 and the period from January 1, 1996 to January 17, 1996. Net revenues and station operating expenses (excluding depreciation and amortization) for KYLD-FM for the period May 1, 1996 to June 30, 1996 are included in the historical results of the Company as the time brokerage agreement relating to KYLD-FM began May 1, 1996. The results of operations for WHTT-FM, WHTT-AM and WSJZ-FM for the period January 18, 1996 to June 30, 1996 have been excluded from the Company's consolidated statement of operations for the six months ended June 30, 1996 in accordance with accounting for the stations as assets held for sale.

                               TWELVE MONTHS ENDED              SIX MONTHS ENDED
                                DECEMBER 31, 1995                JUNE 30, 1996
                          ------------------------------ ---------------------------------
                           KYLD-FM   BUFFALO     NET      KYLD-FM      BUFFALO     NET
                          HISTORICAL STATIONS ADJUSTMENT HISTORICAL    STATIONS ADJUSTMENT
                          ---------- -------- ---------- ----------    -------- ----------
Gross revenues..........   $ 6,140    $6,027   $   113    $ 2,308        $157    $2,151
Less: agency
 commissions............      (964)     (680)     (284)      (363)        (14)     (349)
                           -------    ------   -------    -------        ----    -------
Net revenues............     5,176     5,347      (171)     1,945         143      1,802
Station operating
 expenses excluding
 depreciation and
 amortization...........     4,331     4,271        60      1,885         204      1,681
Depreciation and
 amortization...........     1,481       971       510        749         --         749
Corporate general and
 administrative expense.       549       --        549        256         --         256
                           -------    ------   -------    -------        ----    -------
Operating income (loss).    (1,185)      105    (1,290)      (945)        (61)      (884)
Interest expense........     2,368       --      2,368      1,094         --       1,094
Other (income) expense,
 net....................       --        --        --         (97)(a)     --         (97)
                           -------    ------   -------    -------        ----    -------
Income (loss) before
 income taxes...........   $(3,553)   $  105   $(3,658)   $(1,942)       $(61)   $(1,881)
                           =======    ======   =======    =======        ====    =======

- --------
(a) Reflects the elimination of payments made by the Company to Crescent Communications, L.P. of $500 pursuant to a time brokerage agreement for the period from May 1, 1996 through June 30, 1996.

  (5) Reflects incremental amortization related to the BPI Acquisition, the Pyramid Acquisition and the KYLD-FM Acquisition and is based on the allocation of the total consideration as follows:

                                                   TWELVE MONTHS    SIX MONTHS
                                                       ENDED           ENDED
                                                 DECEMBER 31, 1995 JUNE 30, 1996
                                                 ----------------- -------------
Amortization expense for the period from
 January 1, 1995 to May 12, 1995 on $264,650
 additional intangible assets related to the
 BPI Acquisition, which includes $234,938 of
 intangible assets and $29,712 resulting from
 the recognition of deferred tax liabilities,
 amortized on a straight-line basis over a
 weighted average period of 11 years...........       $ 9,022
Less: historical BPI amortization expense......        (2,315)
                                                      -------
BPI adjustment for net increase in amortization
 expense.......................................       $ 6,707
                                                      =======
Amortization expense for the twelve months
 ended December 31, 1995 and for the period
 from January 1, 1996 to January 17, 1996 on
 $355,995 additional intangible assets related
 to the Pyramid Acquisition, which includes
 $294,777 of intangible assets and $61,218
 resulting from the recognition of deferred tax
 liabilities, amortized on a straight-line
 basis over a weighted average period of 11
 years.........................................       $32,363         $1,528
Less: historical Pyramid amortization expense..        (8,529)          (409)
                                                      -------         ------
Pyramid adjustment for net increase in
 amortization expense..........................       $23,834         $1,119
                                                      =======         ======
Amortization expense for the twelve months
 ended December 31, 1995 and for the period
 from January 1, 1996 to June 30, 1996 on
 $43,416 additional intangible assets related
 to the KYLD-FM Acquisition amortized on a
 straight-line basis over a weighted average
 period of 11 years............................       $ 3,947         $1,973
Less: historical KYLD-FM amortization expense          (1,280)          (640)
                                                      -------         ------
KYLD-FM adjustment for net increase in
 amortization expense..........................       $ 2,667         $1,333
                                                      =======         ======
Total adjustment for net increase in
 amortization expense..........................       $33,208         $2,452
                                                      =======         ======

  Historical depreciation expense, of BPI, Pyramid and KYLD-FM is assumed to approximate depreciation expense on a pro forma basis. Actual amortization and depreciation expense for Pyramid and KYLD-FM may differ based upon the final allocation of the total consideration.

  (6) For 1995, reflects the elimination of duplicate BPI corporate expenses for the period from January 1, 1995 to May 12, 1995 of $1,265, the elimination of duplicate Pyramid corporate expenses of $4,390 and the elimination of duplicate KYLD-FM corporate expenses of $549, totaling $6,204. For the six months ended June 30, 1995, reflects the elimination of duplicate Pyramid corporate expenses of $100 for the period from January 1, 1996 to January 17, 1996, and the elimination of duplicate KYLD-FM corporate expenses of $257, totalling $357.

  (7) Reflects the elimination of merger and equity plan expenses incurred by Pyramid in connection with the Pyramid Acquisition for the year ended December 31, 1995.

  (8) Reflects the adjustment to interest expense in connection with the consummation of the 1995 Offering, the BPI Acquisition, the Pyramid Acquisition and the Other Completed Transactions:

                                                  TWELVE MONTHS    SIX MONTHS
                                                      ENDED           ENDED
                                                DECEMBER 31, 1995 JUNE 30, 1996
                                                ----------------- -------------
Interest expense on $184,000 additional bank
 borrowings for the period January 1, 1995 to
 May 12, 1995 (the Company borrowed $186,000
 on May 12, 1995 and shortly thereafter repaid
 $2,000 from available BPI cash) related to
 the BPI Acquisition at 7.5%..................       $ 5,175
Less: historical BPI interest expense.........        (2,724)
                                                     -------
Adjustment for net increase in interest
 expense......................................       $ 2,451
                                                     =======
Interest expense on $316,500 additional bank
 borrowings related to the Pyramid Acquisition
 at 7.5% for the twelve months ended December
 31, 1995 and 7.25% for the period January 1,
 1996 to January 17, 1996.....................       $23,738         $1,084
Less: historical Pyramid interest expense.....        (9,289)          (343)
                                                     -------         ------
Adjustment for net increase in interest
 expense......................................       $14,449         $  741
                                                     =======         ======
Interest expense on $12,000 additional bank
 borrowings ($44,000 additional bank
 borrowings offset by net proceeds of $32,000
 received in connection with the Buffalo
 Dispositions) related to the KYLD-FM
 Acquisition at 7.5% for the twelve months
 ended December 31, 1995 and 7.25% for the six
 months ended June 30, 1996...................       $   900         $  435
Less: historical interest expense paid on
 escrow funds.................................           --             (71)
Less: historical KYLD-FM interest expense.....        (2,368)        (1,094)
                                                     -------         ------
Adjustment for net decrease in interest
 expense......................................       $(1,468)        $ (730)
                                                     =======         ======
Reduction in interest expense on bank debt
 related to the application of the net
 proceeds of the 1995 Offering of $132,734 at
 7.5% for the period from January 1, 1995 to
 July 25, 1995................................       $(5,669)
                                                     =======
Total adjustment for net increase in interest
 expense......................................       $ 9,763         $   11
                                                     =======         ======

  (9) Reflects the elimination of the Pyramid loss on forgiveness of employee notes receivable of $568 and non-recurring other expenses of $802, totaling $1,370 for the year ended December 31, 1995. The Pyramid employee notes receivable were not assumed by the Company.

  (10) Reflects income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts. Income tax benefit reflects the recognition of deferred tax assets to the extent such assets can be realized through future reversals of existing taxable temporary differences.

  (11) Reflects elimination of preferred stock dividends and accretion to redemption value of Pyramid preferred stock for the year ended December 31, 1995 as such stock was redeemed in connection with the Pyramid Acquisition.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS RELATED TO THE OFFERING

  (12) Reflects the issuance of 8,000,000 shares of Class A Common Stock at an assumed public offering price of $32.00 per share (the last reported sales price per share of Class A Common Stock on the Nasdaq National Market on September 16, 1996) and the application of the estimated net proceeds therefrom to reduce bank debt as follows:

     Shares to be issued..............................................    8,000
     Assumed public offering price per share.......................... $  32.00
                                                                       ========
     Gross proceeds to the Company.................................... $256,000
     Less estimated underwriting discount and offering expenses.......  (12,800)
                                                                       --------
     Estimated net proceeds to the Company used to repay bank debt.... $243,200
                                                                       ========
     Increase in additional paid in capital........................... $243,120
                                                                       ========
     Increase in Common Stock......................................... $     80
                                                                       ========

  (13) Reflects the adjustment to interest expense for the repayment of long-term debt in connection with the consummation of the Offering:

                                            TWELVE MONTHS ENDED SIX MONTHS ENDED
                                             DECEMBER 31, 1995   JUNE 30, 1996
                                            ------------------- ----------------
Decrease in long-term debt.................      $243,200           $243,200
Assumed interest rate......................           7.5%              7.25%
Decrease in interest expense...............      $(18,240)          $ (8,816)

  (14) The pro forma combined loss per common share data is computed by dividing pro forma loss attributable to common stockholders by the weighted average common shares assumed to be outstanding. The calculation of pro forma weighted average common shares outstanding for loss per common share excludes
(i) 5,030,455 shares of Class A Common Stock issuable upon conversion of the Convertible Preferred Stock, which is convertible into Class A Common Stock at a price of $16.00 per share and which became callable by the Company on August 16, 1996, (ii) 1,521,173 shares of Class A Common Stock that may be issued from time to time upon the exercise of vested employee and director stock options having exercise prices ranging from $.01 to $23.33 per share, (iii) 190,500 shares of Class A Common Stock that may be issued from time to time upon exercise of currently unvested employee and director stock options having exercise prices ranging from $23.91 to $26.75 per share and (iv) 355,065 shares of Class A Common Stock issuable upon exercise of options authorized but not yet granted under the Company's employee and director stock option plans.

  A summary of shares used in the pro forma combined loss per common share calculation follows:

                                           TWELVE MONTHS ENDED SIX MONTHS ENDED
                                            DECEMBER 31, 1995   JUNE 30, 1996
                                           ------------------- ----------------
Historical weighted average shares
 outstanding..............................       20,721             28,070
Incremental weighted average shares
 relating to the
 BPI Acquisition..........................        2,042
Incremental weighted average shares
 relating to the
 1995 Offering............................        5,271
Shares relating to the Offering...........        8,000              8,000
                                                 ------             ------
Shares used in the pro forma combined
 earnings per share calculation...........       36,034             36,070
                                                 ======             ======

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING TRANSACTIONS AND FINANCING TRANSACTION

  (15) Reflects the Pending Transactions as follows:

                                                                                           INCREASE
                                                                                         (DECREASE) IN
                         PURCHASE   PROPERTY AND    INTANGIBLE ASSETS, DECREASE IN OTHER   LONG-TERM
      ACQUISITION         PRICE   EQUIPMENT, NET(a)       NET(b)           ASSETS(c)        DEBT(d)
      -----------        -------- ----------------- ------------------ ----------------- -------------
WWWW-FM/WDFN-AM......... $ 30,000      $ 1,173           $ 28,827           $1,500         $ 28,500
WWRC-AM(e)..............   22,500        2,283             20,217              --            22,500
WEDR-FM.................   65,000          781             64,219            3,000           62,000
WPNT-FM.................   73,750          745             73,005            5,000           68,750
WJLB-FM/WMXD-FM.........  168,000        1,102            166,898              --           168,000
WFLN-FM.................   37,750          522             37,228              --            37,750
KKSF-FM/KDFC-FM/AM......  115,000        2,211            112,789              --           115,000
WDAS-FM/AM..............  103,000        2,060            100,940              --           103,000
WUSL-FM/WIOQ-FM(f)......      --           --             (10,000)             --           (10,000)
                         --------      -------           --------           ------         --------
Total................... $615,000      $10,877           $594,123           $9,500         $595,500
                         ========      =======           ========           ======         ========

- --------
(a) The Company has assumed that historical balances of net property and equipment approximate fair value for the preliminary allocation of the purchase prices. The Company will not assume the working capital accounts of the acquired stations.
(b) The Company, on a preliminary basis, has allocated the $594,123 of intangible assets to broadcast licenses, noncompetition agreements and other identifiable intangible assets. This preliminary allocation and the estimated average eleven-year life used for pro forma amortization expense are based on historical information from prior acquisitions. The Company expects to definitively allocate the purchase price within a reasonable time after consummation of the Pending Transactions when a more complete evaluation of the acquired assets and assumed liabilities can be performed.
(c) Represents funds used to pre-fund a portion of the purchase prices. In the case of the acquisition of WWWW-FM/WDFN-AM and WEDR-FM the funds were placed in escrow; in the case of the acquisition of WPNT-FM, the funds were paid to the seller in exchange for the option to purchase the station. Does not include a total of $10,500 of escrow deposits made in connection with certain of the Pending Transactions after June 30, 1996 or a $5,000 letter of credit issued for the benefit of the seller in connection with the WDAS-AM/FM Transaction.
(d) The unaudited pro forma condensed combined balance sheet does not reflect the write-off as an extraordinary item of the unamortized balance of deferred loan fees of $7,749 at June 30, 1996 and does not reflect an estimate of the new loan fees to be incurred in connection with the Financing Transaction because any such adjustments would be immaterial.
(e) The Company has agreed to swap Detroit station WQRS-FM (which the Company is acquiring for $32,000 from Secret) to Greater Media in exchange for Washington, D.C. station WWRC-AM and $9,500 in cash. The net purchase price to the Company of WWRC-AM is therefore $22,500.
(f) The Company has entered into a binding letter of intent to swap five of its six Charlotte stations for Philadelphia stations WUSL-FM and WIOQ-FM and to sell its remaining Charlotte station, WNKS-FM, for $10,000 in cash. The net proceeds of $10,000 are applied to repay long-term debt. In accordance with generally accepted accounting principles, the historical asset balances of the Charlotte stations, less the $10,000 sales proceeds, represent the Company's asset basis in WUSL-FM and WIOQ-FM.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE PENDING TRANSACTIONS AND FINANCING TRANSACTION

  (16) The detail of the historical financial data of the stations to be acquired or disposed of in the Pending Transactions for the year ended December 31, 1995 and the six months ended June 30, 1996 has been obtained from the historical financial statements of the respective stations and is summarized below:

                   WWWW-FM/   WGAY-FM/                         WJLB-FM/              WUSL-FM/   KKSF-FM/             CHARLOTTE
                   WDFN-AM    WWRC-AM    WEDR-FM    WPNT-FM    WMXD-FM    WFLN-FM    WIOQ-FM   KDFC-FM/AM WDAS-FM/AM  STATIONS
                  HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL
                  1/1-12/31  1/1-12/31  1/1-12/31  1/1-12/31  1/1-12/31  1/1-12/31  1/1-12/31  1/1-12/31  1/1-12/31  1/1-12/31
                  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
TWELVE MONTHS
ENDED DECEMBER
31, 1995
Gross revenues..   $ 8,937    $10,705    $ 9,555    $ 8,806    $21,585     $4,036    $16,599    $13,739    $14,510    $(20,181)
Less: agency
commissions.....    (1,041)    (1,310)    (1,281)    (1,206)    (2,669)      (482)    (2,010)    (1,773)    (1,897)      2,434
                   -------    -------    -------    -------    -------     ------    -------    -------    -------    --------
Net revenues....     7,896      9,395      8,274      7,600     18,916      3,554     14,589     11,966     12,613     (17,747)
Station
operating
expenses
excluding
depreciation and
amortization....     7,191      8,518      3,564      6,527      8,308      1,744      9,197      7,087      7,840     (11,150)
Depreciation and
amortization....       376        410         49        217      2,475        277      1,331      2,283      2,640     (5,633)
Corporate
general and
administrative
expenses........       --         781      1,454        180        625        975        508        --         445         --
                   -------    -------    -------    -------    -------     ------    -------    -------    -------    --------
Operating income
(loss)..........       329       (314)     3,207        676      7,508        558      3,553      2,596      1,688        (964)
Interest
expense.........       --         --         --       1,177      1,658        691      3,369        796         52         --
Other (income)
expense.........        36         60        (22)       --         --        (216)         5        (53)        25         --
                   -------    -------    -------    -------    -------     ------    -------    -------    -------    --------
Income (loss)
before income
taxes...........       293       (374)     3,229       (501)     5,850         83        179      1,853      1,611        (964)
Income tax
expense
(benefit).......       --         (55)       --         --         186         27        --         --         --          --
                   -------    -------    -------    -------    -------     ------    -------    -------    -------    --------
Net income
(loss)..........   $   293    $  (319)   $ 3,229    $  (501)   $ 5,664     $   56    $   179    $ 1,853    $ 1,611    $   (964)
                   =======    =======    =======    =======    =======     ======    =======    =======    =======    ========
                   WWWW-FM/   WGAY-FM/                         WJLB-FM/              WUSL-FM    KKSF-FM              CHARLOTTE
                   WDFN-AM    WWRC-AM    WEDR-FM    WPNT-FM    WMXD-FM    WFLN-FM    WIOQ-FM   KDFC-FM/AM WDAS-FM/AM  STATIONS
                  HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL HISTORICAL
                   1/1-2/14   1/1-6/16   1/1-6/30   1/1-6/30   1/1-6/30   1/1-6/30   1/1-6/30   1/1-6/30   1/1-6/30   1/1-6/30
                  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SIX MONTHS ENDED
JUNE 30, 1996
Gross revenues..   $   855    $ 3,264    $ 4,852    $ 3,623    $10,887     $1,875    $ 9,045    $ 7,742    $ 7,189    $(11,003)
Less: agency
commissions.....      (102)      (409)      (652)      (501)    (1,319)      (202)    (1,056)      (979)      (981)      1,399
                   -------    -------    -------    -------    -------     ------    -------    -------    -------    --------
Net revenues....       753      2,855      4,200      3,122      9,568      1,673      7,989      6,763      6,208      (9,604)
Station
operating
expenses
excluding
depreciation and
amortization....       822      3,493      1,711      3,280      4,170        755      4,677      3,593      3,302      (5,813)
Depreciation and
amortization....        14        314         18        112      1,211        139        761      1,177      1,308      (4,190)
Corporate
general and
administrative
expenses........       --         477        885         90        277        488        260        --         310         --
                   -------    -------    -------    -------    -------     ------    -------    -------    -------    --------
Operating income
(loss)..........       (83)    (1,429)     1,586       (360)     3,910        291      2,291      1,993      1,288         399
Interest
expense.........       --         --                    637        683        --       1,667        238         25         --
Other (income)
expense.........       --           5        (15)       --         --         --         --          (4)        56         --
                   -------    -------    -------    -------    -------     ------    -------    -------    -------    --------
Income (loss)
before income
taxes...........       (83)    (1,434)     1,601       (997)     3,227        291        624      1,759      1,207         399
Income tax
expense
(benefit).......       --        (453)       --         --          85        --         --         --         --          --
                   -------    -------    -------    -------    -------     ------    -------    -------    -------    --------
Net income
(loss)..........   $   (83)   $  (981)   $ 1,601    $  (997)   $ 3,142     $  291    $   624    $ 1,759    $ 1,207    $    399
                   =======    =======    =======    =======    =======     ======    =======    =======    =======    ========
                     TOTAL
                    PENDING
                  TRANSACTIONS
                   1/1-12/31
                  ------------
TWELVE MONTHS
ENDED DECEMBER
31, 1995
Gross revenues..    $88,291
Less: agency
commissions.....    (11,235)
                  ------------
Net revenues....     77,056
Station
operating
expenses
excluding
depreciation and
amortization....     48,826
Depreciation and
amortization....      4,425
Corporate
general and
administrative
expenses........      4,968
                  ------------
Operating income
(loss)..........     18,837
Interest
expense.........      7,743
Other (income)
expense.........       (165)
                  ------------
Income (loss)
before income
taxes...........     11,259
Income tax
expense
(benefit).......        158
                  ------------
Net income
(loss)..........    $11,101
                  ============
                     TOTAL
                    PENDING
                  TRANSACTIONS
                    1/1-6/30
                  ------------
SIX MONTHS ENDED
JUNE 30, 1996
Gross revenues..    $38,329
Less: agency
commissions.....     (4,802)
                  ------------
Net revenues....     33,527
Station
operating
expenses
excluding
depreciation and
amortization....     19,990
Depreciation and
amortization....        864
Corporate
general and
administrative
expenses........      2,787
                  ------------
Operating income
(loss)..........      9,886
Interest
expense.........      3,250
Other (income)
expense.........         42
                  ------------
Income (loss)
before income
taxes...........      6,594
Income tax
expense
(benefit).......       (368)
                  ------------
Net income
(loss)..........    $ 6,962
                  ============

  (17) Reflects incremental amortization related to the Pending Transactions and is based on the allocation of the total consideration as follows:

                                                   TWELVE MONTHS    SIX MONTHS
                                                       ENDED           ENDED
                                                 DECEMBER 31, 1995 JUNE 30, 1996
                                                 ----------------- -------------
Amortization expense on $594,123 additional
 intangible assets amortized on a straight-line
 basis over a weighted average period of 11
 years.........................................       $54,011         $27,006
Less: historical amortization expense of the
stations being acquired in the Pending
Transactions...................................        (8,150)         (4,102)
                                                      -------         -------
Adjustment for net increase in amortization
 expense.......................................       $45,861         $22,904
                                                      =======         =======

  Historical depreciation expense of the stations to be acquired in the Pending Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual amortization and depreciation expense may differ based upon the final allocation of the total consideration.

  (18) Reflects the elimination of duplicate corporate expenses related to the Pending Transactions.

  (19) Reflects the adjustment to interest expense for additional borrowings in connection with the consummation of the Pending Transactions (without giving effect to the adjustment in note 20):

                                                  TWELVE MONTHS    SIX MONTHS
                                                      ENDED           ENDED
                                                DECEMBER 31, 1995 JUNE 30, 1996
                                                ----------------- -------------
Interest expense on $605,000 additional bank
 debt borrowing (615,000 additional bank
 borrowings offset by expected net proceeds of
 $10,000 related to the Philadelphia/Charlotte
 Transaction) at 7.5% for the twelve months
 ended December 31, 1995 and 7.25% for the six
 months ended June 30, 1996....................      $45,375         $21,931
Less: historical interest expense of the
 stations being acquired in the Pending
 Transactions..................................       (7,743)         (3,250)
                                                     -------         -------
Adjustment for net increase in interest
 expense.......................................      $37,632         $18,681
                                                     =======         =======

  (20) Reflects the adjustment to interest expense in connection with the purchase of WKLB-FM and its subsequent exchange for WGAY-FM:

                                                  TWELVE MONTHS    SIX MONTHS
                                                      ENDED           ENDED
                                                DECEMBER 31, 1995 JUNE 30, 1996
                                                ----------------- -------------
Interest expense on $33,000 of bank borrowings
 at 7.5% for the twelve months ended December
 31, 1995 and 7.25% for the six months ended
 June 30, 1996.................................      $2,475          $1,196
Less: historical interest expense (May 1,
 1996--June 30, 1996)..........................         --             (399)
                                                     ------          ------
Adjustment for net increase in interest
 expense.......................................      $2,475          $  797
                                                     ======          ======